================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 17, 2003
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                   1-10809                 98-0191089
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



================================================================================

Item 7. Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.             Description
         -----------             -----------

         99.1 Press Release ("XL Capital Ltd Announces That Third Quarter Results Will Be Impacted By Prior Period Losses In North American Casualty Reinsurance Operations") dated October 17, 2003.



Item 12. Results of Operations and Financial Condition.


     The following information is being furnished under Item 12, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


     On October 17, 2003, XL Capital Ltd issued the press release attached as
Exhibit 99.1 and incorporated by reference announcing a pre-earnings release relating to the results for the third quarter of 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 17, 2003


                                    XL CAPITAL LTD


                                    By: /s/ Jerry de St. Paer
                                        --------------------------------
                                        Name:   Jerry de St. Paer
                                        Title:  Chief Financial Officer